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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934


               Date of Report (Date of earliest event reported)
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                                March 12, 1999
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         FCC National Bank on behalf of First Chicago Master Trust II
   -------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


 United States of America            0-16337                    51-0269396
----------------------------      -------------             ------------------
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
---------------------------------------------------------        --------------
        (Address of principal executive office)                    (Zip Code)


Registrant's telephone number, including area code:   302-656-5020
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Item 5.  Other Events.
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         On March 11, 1999, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of Class A Floating Rate Asset Backed Certificates, Series 1999-W of the First Chicago Master Trust II. The series term sheet is attached hereto as Exhibit 99.01.


Item 7.  Financial Statements and Exhibits.
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(c)      Exhibits

         Exhibit Number   Description of Exhibit
         --------------   ----------------------
              99.01       Series Term Sheet dated March 11, 1999 with respect to
                          the proposed issuance of the Class A Floating Rate
                          Asset Backed Certificates, Series 1999-W of the First
                          Chicago Master Trust II.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FCC NATIONAL BANK
                           -------------------------------------
                           (Registrant)


Date: March 12, 1999       By   /s/ Sharon A. Renchof
                             ----------------------------------
                           Title:   Assistant Secretary
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                        INDEX TO EXHIBITS


Exhibit                 Description of                       Sequential Page
 Number                    Exhibit                               Number
--------                --------------                       ---------------

    99.01               Series Term Sheet dated March
                        11, 1999, with respect to the pro-
                        posed issuance of the Class A
                        Floating Rate Asset Backed
                        Certificates, Series 1999-W of the
                        First Chicago Master Trust II.